UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): July 21, 2021

BUILDERS FIRSTSOURCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40620	52-2084569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(214) 880-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Financial Information Related to BMC Acquisition

Builders FirstSource, Inc. (“Builders FirstSource” or the “Company”) is filing this Current Report to provide certain financial information with respect to BMC Stock Holdings, Inc. (“BMC”) and the Company’s acquisition of BMC. As previously disclosed in its Current Report filed on January 4, 2021, on January 1, 2021, Builders FirstSource completed its previously announced all stock merger transaction with BMC, pursuant to the Agreement and Plan of Merger, dated as of August 26, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Merger Agreement”), by and among Builders FirstSource, Boston Merger Sub I Inc., a Delaware corporation and direct wholly owned subsidiary of Builders FirstSource (“Merger Sub”), and BMC. On the terms and subject to the conditions set forth in the Merger Agreement, on January 1, 2021, Merger Sub merged with and into BMC, with BMC continuing as the surviving corporation and a wholly owned subsidiary of Builders FirstSource.

Included in this Current Report are BMC’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019, the related notes and the related Report of Independent Auditors thereon, which are incorporated by reference as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(a) Yearly financial statements and certain supplemental information of BMC.

BMC’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019, the related notes and the related Report of Independent Auditors thereon are incorporated by reference as Exhibit 99.1 hereto.

(d) Exhibits.

The following exhibits are included as part of this Current Report:

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors of BMC.

99.1	BMC’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019, the related notes and the related Report of Independent Auditors thereon.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.
(Registrant)

By:	/s/ Timothy D. Johnson
Name:	Timothy D. Johnson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: July 21, 2021